Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Money Market VIP Series

Supplement to Prospectus Dated May 1, 2008 and

Statement of Additional Information Dated May 1, 2008

On December 23, 2008, Class I shares of RS Money Market VIP Series will be split, pro rata, among shareholders on a 10-for-1 basis such that the split will be a nontaxable event. After the split, the Series will seek to maintain a stable net asset value of $1.00 per share, instead of the current $10.00 per share. (There can, of course, be no assurance that the Series will be able to maintain a stable net asset value, and it is possible to lose money by investing in the Series.) Immediately following the split, shareholders of the Series, currently the separate accounts of The Guardian Insurance & Annuity Company, Inc., will hold 10 shares of the Series for every one share they held before the split.

References to the Series’ share price in the Prospectus and Statement of Additional Information of the Series are revised accordingly.

December 23, 2008